1 Black Knight Financial Services TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2016 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affili te. © 2016 Bl ck Knight Financial Tech ology Solutions, LLC. All Rights Reserved. Black Knight Financial Services, Inc. First Quarter 2016 Earnings Results April 27, 2016

2 Black Knight Financial Services TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2016 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Disclaimer Forward-Looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on Black Knight management's beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Black Knight undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties that forward-looking statements are subject to include, but are not limited to: electronic security breaches against our information systems; our ability to maintain and grow our relationships with our customers; changes to the laws, rules and regulations that impact our and our customers’ businesses; our ability to adapt our services to changes in technology or the marketplace; the impact of any potential defects, development delays, installation difficulties or system failures on our business and reputation; changes in general economic, business, regulatory and political conditions, particularly as they impact the mortgage industry; risks associated with the availability of data; the effects of our substantial leverage on our ability to make acquisitions and invest in our business; risks associated with our structure and status as a “controlled company;” and other risks and uncertainties detailed in the “Cautionary Note Regarding Forward- Looking Statements,” “Risk Factors” and other sections of our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures, including Adjusted Revenues, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Earnings from Continuing Operations and Adjusted Net Earnings per Share from Continuing Operations. These are important financial performance measures for Black Knight, but are not financial measures as defined by GAAP. The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Black Knight uses these non-GAAP financial performance measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. Black Knight believes that they provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making. See the Appendix for further information.

3 Black Knight Financial Services TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2016 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Financial Highlights Metrics First Quarter Adjusted Revenues $244.2 million, +6% Adjusted EBITDA $110.1 million, +12% Adjusted EBITDA Margin 45.1%, +230 bps Adjusted Net Earnings from Continuing Operations $40.9 million, +16% Adjusted Net Earnings Per Share from Continuing Operations $0.27

4 Black Knight Financial Services TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2016 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Technology 54.4% 57.0% Q1 2015 Q1 2016 $185 $202 Q1 2015 Q1 2016 +260 bps Y/Y expansion +10% Y/Y growth Adjusted EBITDA Margin (%)  Strong loan count growth in Core Servicing  Strong Origination Technology growth in processing revenues  Contract buyout in Loan Origination Systems (LOS)  Contribution from revenue increase and increased cost efficiencies drove margin expansion First Quarter Highlights Adjusted Revenues ($ in millions)

5 Black Knight Financial Services TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2016 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Data and Analytics 17.4% 16.3% Q1 2015 Q1 2016 $45 $42 Q1 2015 Q1 2016 110 bps Y/Y compression -7% Y/Y growth Adjusted EBITDA Margin (%)  Higher upfront revenue from strategic data license deal in Q1 2015  Cost efficiencies helped to offset the year over year revenue variance First Quarter Highlights Adjusted Revenues ($ in millions)

6 Black Knight Financial Services TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2016 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Capital Structure (1) Excludes unamortized bond premium, original issue discount and debt issuance costs ($ in millions) As of 3/31/16 Maturity Interest Rate Cash and Cash Equivalents $118 Revolver ($400mm) $50 2020 LIBOR + 200bps Term A Loan 770 2020 LIBOR + 200bps Term B Loan 397 2022 LIBOR + 300bps / 75bps floor Senior Notes 390 2023 5.75% Total Debt(1) $1,607 Net Debt $1,489 LTM 3/31/16 Adjusted EBITDA $425 Total Debt / LTM Adjusted EBITDA 3.8x Net Debt / LTM Adjusted EBITDA 3.5x

7 Black Knight Financial Services TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2016 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Full Year 2016 Financial Guidance Financial Metric Guidance Adjusted Revenues Growth + 6% to 8% Adjusted EBITDA Growth + 8% to 10% Adjusted Net Earnings Per Share from Continuing Operations $1.09 to $1.13 Full Year 2016 guidance is based upon the following estimates and assumptions:  Interest expense of ~$70 million  Depreciation and amortization expense of ~$112 million (excluding incremental depreciation and amortization expense resulting from purchase accounting)  Fully-distributed tax rate of ~37%  Diluted weighted-average shares outstanding of ~153 million shares  CAPEX of $80 million to $90 million

8 Black Knight Financial Services TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2016 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Appendix

9 Black Knight Financial Services TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2016 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Non-GAAP Financial Measures Adjusted Revenues – We define Adjusted Revenues as reported revenues adjusted to include the revenues that were not recorded during the period presented due to the deferred revenue purchase accounting adjustment recorded in accordance with GAAP. Adjusted EBITDA – We define Adjusted EBITDA as operating income (loss) before depreciation and amortization, with further adjustments to reflect the addition or elimination of certain income statement items including, but not limited to (i) the deferred revenue purchase accounting adjustment recorded in accordance with GAAP; (ii) equity-based compensation; (iii) charges associated with material legal and regulatory matters; (iv) member management fees paid to FNF and THL Managers LLC; (v) exit costs, impairments and other charges; (vi) one-time costs associated with the initial public offering; and (vii) other significant, non-recurring items. Adjusted EBITDA Margin – Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by Adjusted Revenues. Adjusted Net Earnings from Continuing Operations and Pro Forma Adjusted Net Earnings from Continuing Operations – We define Adjusted Net Earnings from Continuing Operations as earnings (loss) from continuing operations before income taxes with adjustments to reflect the addition or elimination of certain income statement items including, but not limited to, (i) adjustments to calculate Adjusted EBITDA as described above; (ii) adjustment for the net incremental depreciation and amortization adjustments associated with the application of purchase accounting; (iii) non-recurring items in other expense, net; (iv) adjustment for income tax expense at our estimated effective tax rate, excluding noncontrolling interests; and (v) assume the exchange of all the outstanding shares of our Class B common stock into shares of our Class A common stock, which eliminates the noncontrolling interests in Black Knight. For periods that include the results of operations prior to the third quarter of 2015, Pro Forma Adjusted Net Earnings from Continuing Operations would further include pro forma adjustments to present interest expense as if the amount of debt outstanding and applicable interest rates as a result of the debt refinancing were consistent for all periods. Adjusted Net Earnings Per Share from Continuing Operations – We calculate Adjusted Net Earnings Per Share from Continuing Operations using Adjusted Net Earnings from Continuing Operations and assuming the exchange of all shares of Class B common stock into shares of our Class A common stock at the beginning of the respective period, as well as the dilutive effect of any unvested restricted shares of Class A common stock.

10 Black Knight Financial Services TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2016 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Non-GAAP Reconciliations: Adjusted Revenues by Segment Three Months Ended March 31, ($ in millions) 2016 2015 Technology: Revenues (as reported) $ 200.1 $ 182.3 Deferred Revenue Adjustment 2.3 2.4 Adjusted Revenues $ 202.4 $ 184.7 Data and Analytics: Revenues (as reported) $ 41.8 $ 44.8 Deferred Revenue Adjustment — — Adjusted Revenues $ 41.8 $ 44.8 Consolidated: Revenues (as reported) $ 241.9 $ 227.2 Deferred Revenue Adjustment 2.3 2.4 Adjusted Revenues $ 244.2 $ 229.6

11 Black Knight Financial Services TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2016 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Non-GAAP Reconciliations: Adjusted EBITDA Three Months Ended March 31, LTM Ended March 31, ($ in millions) 2016 2015 2016 Operating Income (as reported) $ 56.9 $ 45.5 $ 201.6 Depreciation and Amortization 48.2 45.9 196.6 Deferred Revenue Adjustment 2.3 2.4 9.5 Equity-Based Compensation 2.7 1.8 12.3 Transition and Integration Costs — 2.2 1.4 IPO Costs — 0.4 4.0 Adjusted EBITDA $ 110.1 $ 98.2 $ 425.4 Adjusted EBITDA Margin (%) 45.1% 42.8% 44.5%

12 Black Knight Financial Services TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2016 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Non-GAAP Reconciliations: Adjusted EBITDA by Segment Three Months Ended March 31, ($ in millions) 2016 2015 Technology: Operating Income (as reported) $ 69.5 $ 56.5 Depreciation and Amortization 43.6 41.5 Deferred Revenue Adjustment 2.3 2.4 Adjusted EBITDA $ 115.4 $ 100.4 Adjusted EBITDA Margin (%) 57.0% 54.4% Data and Analytics: Operating Income (as reported) $ 3.2 $ 4.4 Depreciation and Amortization 3.6 3.4 Adjusted EBITDA $ 6.8 $ 7.8 Adjusted EBITDA Margin (%) 16.3% 17.4%

13 Black Knight Financial Services TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2016 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Non-GAAP Reconciliations: Adjusted Net Earnings from Continuing Operations and Pro Forma Adjusted Net Earnings from Continuing Operations Three Months Ended March 31, ($ in millions, except per share) 2016 2015 Net Earnings (Loss) from Continuing Operations (as reported) $ 33.1 $ 14.6 Depreciation and Amortization Adjustment 19.8 20.9 Deferred Revenue Adjustment 2.3 2.4 Equity-Based Compensation 2.7 1.8 Member Management Fees — 2.2 IPO Costs — 0.4 Interest Expense Adjustment — 14.5 Income Tax Adjustment (17.9) (21.5) Other(1) 0.9 — Pro Forma Adjusted Net Earnings from Continuing Operations / Adjusted Net Earnings from Continuing Operations $ 40.9 $ 35.3 Adjusted Net Earnings Per Share from Continuing Operations $ 0.27 Weighted Average Adjusted Shares Outstanding 152.6 (1) Represents costs incurred in 2016 related to the Merion Capital legal matter.